UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2011

Kansas City Southern
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

427 West 12th Street, Kansas City, Missouri		64105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	816-983-1303

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

On March 1, 2011, Kansas City Southern (the "Company") issued a news release announcing the conversion of its 5.125% Cumulative Convertible Perpetual Preferred Stock, Series D (the "Preferred Stock") into the Company’s common stock, $0.01 par value ("Common Stock"). A total of 194,848 shares of Preferred Stock were outstanding as of March 1, 2011. Pursuant to the Certificate of Designation for the Preferred Stock, at the option of the Company, the Preferred Stock may be converted into Common Stock at any time after February 20, 2011, if (a) the closing sale price of the Common Stock multiplied by the conversion rate then in effect (33.3333 shares) equals or exceeds 130% of the liquidation preference ($1,000) for at least 20 trading days in a consecutive 30 trading day period, including the last trading day of such 30 trading day period and (b) the Company has paid all accumulated and unpaid dividends on the dividend payment date immediately preceding the conversion date. The Company was in compliance with each of these requirements at the close of business on February 28, 2011. The conversion date will be March 10, 2011. The Company will round the resulting number of shares of common stock to be delivered to the holders otherwise entitled to a fractional share upward to the next full number of shares and will deliver the resulting number of common stock to such holders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 23, 2011, the Compensation and Organization Committee (the "Compensation Committee") of the Board of Directors of the Company approved the Company's 2011 Long-Term Incentive Program (the "2011 LTI Program") and the 2011 Annual Incentive Plan (the "2011 AIP"), in which the Company's officers participate.

2011 LTI Program

The 2011 LTI Program consists of a three-year performance period covering calendar years 2011 through 2013 and is comprised of an equity grant consisting of performance shares (50%), non-qualified stock options (30%) and restricted shares (20%). All awards under the 2011 LTI Program were granted on February 23, 2011, and are governed by the Company's 2008 Stock Option and Performance Award Plan.

The performance shares awarded under the 2011 LTI Program are divided into three tranches, or one tranche for each year of the three-year performance period. Participants may earn between 50% and 200% of each performance award tranche by meeting or exceeding the performance criteria set for each tranche of the 2011 LTI Program. The performance criteria for the 2011 performance period were set on February 23, 2011. The performance criteria for the 2012 and 2013 performance periods will be set by the Compensation Committee during 2012 and 2013, respectively. Performance shares earned under the 2011 LTI Program become vested and will be paid out on the later of (i) February 28, 2014, or (ii) the date the Compensation Committee certifies the performance results for the 2013 performance period.

The performance metrics for the performance shares awarded under the 2011 LTI Program are return on invested capital ("ROIC") and consolidated operating ratio ("OR"), weighted 75% and 25%, respectively. For this purpose, ROIC is defined as the quotient of the Company's net operating profit after taxes ("NOPAT") for the applicable performance period divided by the Company's invested capital where (i) NOPAT is the sum of the Company's net income plus interest expense, interest on the present value of the Company's operating leases, and debt retirement costs (all preceding items tax effected), with further adjustments to eliminate the after-tax effects of any foreign exchange gains/losses and changes in accounting principles, and (ii) invested capital is the sum of the Company's average equity balance, average debt balance and the present value of the Company's operating leases, with further adjustments to eliminate the average equity impacts of changes in accounting principles. OR is defined as the Company's consolidated operating expenses for the applicable performance period divided by the Company's consolidated revenues for the applicable performance period.

The restricted shares awarded under the 2011 LTI Program vest on February 23, 2014.

The non-qualified stock options under the 2011 LTI Program become vested and exercisable in equal installments on February 23, 2012, February 23, 2013 and February 23, 2014, respectively. The stock options must be exercised in all events no later than ten years from the date of grant. The exercise price of the stock options is equal to the fair market value of the Company's common stock on the date of grant.

The above description is qualified in its entirety by the forms of 2011 LTI Program award agreement attached to this Current Report on Form 8-K as Exhibit 10.1 (for United States employees) and 10.2 (for non-United States employees).

2011 AIP

The 2011 AIP is payable in cash following certification by the Compensation Committee that the 2011 annual performance target is met. The Compensation Committee determined at its February 23, 2011, meeting that the performance target for the 2011 AIP is the Company's year-end 2011 OR.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan.

10.2 Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Non-United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan.

99.1 News Release dated March 1, 2011, issued by Kansas City Southern, entitled "Kansas City Southern Announces Conversion of Outstanding Series D Preferred Stock into Common Stock".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern

March 1, 2011	By:	/s/ Brian P. Banks

Name: Brian P. Banks
Title: Associate General Counsel & Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan.
10.2	Form of Non-Qualified Stock Option, Restricted Share and Performance Share Award Agreement (Non-United States Employees) under the Kansas City Southern 2008 Stock Option and Performance Award Plan.
99.1	News Release dated March 1, 2011, issued by Kansas City Southern, entitled "Kansas City Southern Announces Conversion of Outstanding Series D Preferred Stock into Common Stock".